Consolidated Statements of Comprehensive Loss - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Expenses
Exploration and evaluation expenses	$ 7,387	$ 5,650
General and administrative expenses	9,541	9,192
Legal, accounting and audit	4,844	3,469
Share-based compensation	1,452	27
Loss from operating activities	23,224	18,338
Foreign exchange (gain) loss	171	(836)
Interest income	(592)	(860)
Finance expense	902	824
Loss (gain) on change in fair value of convertible notes derivative	80,294	18,618
Net loss before tax	103,999	36,084
Income tax expense	367	65
Net loss	104,366	36,149
Items that may be subsequently reclassified to net loss
Foreign exchange translation difference	5,500	(10,012)
Other comprehensive loss (income)	5,500	(10,012)
Total comprehensive loss	$ 109,866	$ 26,137
Basic and diluted loss per share	$ 0.19	$ 0.07